SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        January 26, 2000
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.
--------------------------

Fourth Quarter Earnings

Unocal Corporation's net earnings were $97 million, or 40 cents per share diluted, for the fourth quarter of 1999, with $71 million coming from continuing operations and $26 million coming from discontinued operations. This compared to a loss of $29 million, or 12 cents per share diluted, for the fourth quarter of 1998, with a loss of $33 million coming from continuing operations and earnings of $4 million coming from discontinued operations. Discontinued operations include the former West Coast Refining and Marketing business segment and the recently announced sale of the company's Agricultural Products business segment.

The fourth quarter 1999 results benefited from higher oil and gas prices. In addition, the fourth quarter of 1999 included after-tax benefits of $32 million from a settlement with Tosco Corporation to resolve certain contingent payment issues related to gasoline margins in Unocal's former West Coast Refining and Marketing business segment and $16 million from an insurance recovery related to various environmental matters. The fourth quarter 1999 positive results were partially offset by lower net oil and gas sales volumes and a higher international effective tax rate. In addition, the fourth quarter of 1999 included after-tax charges of $12 million in oil and gas asset write-downs, an $11 million charge related to the company's disposal of its former West Coast Refining and Marketing business segment and $5 million in environmental and litigation provisions. The fourth quarter of 1998 included after-tax charges of $65 million in asset write-downs related primarily to oil and gas assets and minerals assets, $30 million in environmental and litigation provisions, $17 million in restructuring costs; and after-tax benefits of $45 million from an insurance recovery and $18 million from asset sale gains.

For the full year of 1999, the company's net earnings were $137 million, or 56 cents per share diluted, with $113 million coming from continuing operations and $24 million coming from discontinued operations. This compared with net earnings of $130 million, or 54 cents per share diluted, for the full year of 1998, with $93 million coming from continuing operations and $37 million coming from discontinued operations.

The full year 1999 results, compared with the full year 1998 results, benefited from higher worldwide crude oil prices, lower depreciation, depletion, and amortization expense, lower operating and exploration expenses. These positive results were partially offset by lower net oil and gas sales volumes, reduced earnings from other non-exploration and production businesses and higher corporate net interest expense. The full year of 1999 included after-tax charges of $19 million for net environmental and litigation provisions, $12 million in oil and gas asset write-downs, $11 million in restructuring costs, $11 million charge related to the company's disposal of its former West Coast Refining and Marketing business segment, $10 million related to the loss on sale of The Geysers geothermal assets, $6 million charge related to the Kenai Plant accident in the Agricultural Products business segment which is now part of discontinued operations, offset by after-tax benefits of $32 million from the former Refining and Marketing business segment discussed above and $16 million benefit from an insurance recovery. The full year of 1998 included after-tax charges of $101 million in environmental and litigation provisions, $65 million in asset write-downs related primarily to oil and gas assets and minerals assets and $17 million in restructuring costs; and after-tax benefits of $101 million relating to the gain from the sale of assets in Canada, $45 million benefit from an insurance recovery and $19 million from other asset sale gains.

Total revenues from continuing operations for the fourth quarter of 1999 were $1.9 billion, compared with $1.4 billion for the fourth quarter of 1998. Total revenues from continuing operations for the full year of 1999 were $6.1 billion, compared with $5.1 billion for the full year of 1998.

Capital expenditures for the fourth quarter of 1999 were $410 million, compared with $456 million for the fourth quarter of 1998. Capital expenditures for the full year of 1999 were $1,171 million, compared with $1,704 million for the full year of 1998. The full year of 1999 capital expenditures excluded $205 million for the acquisition of Northrock Resources Ltd. (Northrock).

Total debt at the end of 1999 was $2.85 billion, compared with $2.56 billion at the end of 1998. Most of this increase reflected the consolidation of the company's investment in Northrock.

Forward-looking statements and estimates regarding exploration and production activities, production levels, oil and gas prices and their related earnings effects, costs and capital expenditures in this filing are based on assumptions about operational, market, competitive, regulatory, environmental, political and other considerations. Actual results could differ materially as a result of factors discussed in Unocal 's 1998 Annual Report on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                UNOCAL CORPORATION
                                                (Registrant)





Date:  Februrary 14, 2000                        By:  /s/ JOE D. CECIL
-------------------------                       -------------------------------
                                                Joe D. Cecil
                                                Vice President and Comptroller

CONSOLIDATED EARNINGS                                                                                             UNOCAL CORPORATION
(Unaudited)

                                                                                For the Three Months           For the Twelve Months
                                                                                  Ended December 31              Ended December 31
                                                                              ------------------------------------------------------
Millions of dollars except per share amounts                                     1999           1998            1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Revenues
Sales and operating revenues .........................................        $ 1,857        $ 1,243         $ 5,842         $ 4,627
Interest, dividends and miscellaneous income .........................             34             95             106             169
Equity in earnings of affiliated companies ...........................             23             21              95              96
Gain/(loss) on sales of assets .......................................             14             45              14             211
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues .................................................          1,928          1,404           6,057           5,103
------------------------------------------------------------------------------------------------------------------------------------
Costs and Other Deductions
Crude oil, natural gas and product purchases .........................          1,074            607           3,299           2,036
Operating expense ....................................................            274            310             949           1,171
Selling, administrative and general expense ..........................             21             61             135             130
Depreciation, depletion and amortization .............................            243            296             818             849
Dry hole costs .......................................................             41             34             148             184
Exploration expense ..................................................             59             64             176             203
Interest expense .....................................................             54             46             199             177
Property and other operating taxes ...................................             13             12              50              52
Distributions on convertible preferred
   securities of subsidiary trust ....................................              9              9              33              33
Minority interests ...................................................              8             --              16               7
------------------------------------------------------------------------------------------------------------------------------------
      Total costs and other deductions ...............................          1,796          1,439           5,823           4,842
------------------------------------------------------------------------------------------------------------------------------------
Earnings before income taxes .........................................            132            (35)            234             261
Income taxes .........................................................             61             (2)            121             168
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ..................................             71            (33)            113              93
------------------------------------------------------------------------------------------------------------------------------------
Discontinued operations
Agricultural Products
   Earnings (loss) from operations (net of tax) (a) ..................              1              4              (1)             37
Refining & Marketing
   Gain (Loss) on disposal (net of tax) (b) ..........................             25             --              25              --
------------------------------------------------------------------------------------------------------------------------------------
      Earnings (loss) from discontinued operations ...................             26              4              24              37
------------------------------------------------------------------------------------------------------------------------------------
      Net earnings (loss) applicable to common stock .................        $    97        $   (29)        $   137         $   130
====================================================================================================================================
Basic earnings (loss) per share of common stock (c)
   Continuing operations .............................................        $  0.29        $ (0.14)        $  0.47         $  0.39
   Discontinued operations ...........................................           0.11           0.02            0.10            0.15
------------------------------------------------------------------------------------------------------------------------------------
      Basic earnings per share of common stock .......................        $  0.40        $ (0.12)        $  0.57         $  0.54
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings (loss) per share of common stock (d)
   Continuing operations .............................................        $  0.29        $ (0.14)        $  0.46         $  0.39
   Discontinued operations ...........................................           0.11           0.02            0.10            0.15
------------------------------------------------------------------------------------------------------------------------------------
      Diluted earnings per share of common stock .....................        $  0.40        $ (0.12)        $  0.56         $  0.54
------------------------------------------------------------------------------------------------------------------------------------
Cash dividends declared per share of common stock ....................        $  0.20        $  0.20         $  0.80         $  0.80
------------------------------------------------------------------------------------------------------------------------------------

(a)  Net of income tax (benefit) of:                                                4              -              (5)             7
(b)  Net of income tax (benefit) of:                                               14              -              14              -
(c)  Weighted average shares outstanding - basic (in thousands)               242,427        241,372         242,167        241,332
(d)  Weighted average shares outstanding - diluted (in thousands)             243,229        242,215         243,112        242,288

CONSOLIDATED BALANCE SHEET                                                                                        UNOCAL CORPORATION

                                                                                                    December 31          December 31
                                                                                                   ---------------------------------
Millions of dollars                                                                                   1999 (a)             1998
------------------------------------------------------------------------------------------------------------------------------------
Assets
Current assets
   Cash and cash equivalents .........................................                               $     332            $     238
   Accounts and notes receivable .....................................                                     994                  807
   Inventories .......................................................                                     179                  179
   Deferred income taxes .............................................                                     100                  142
   Other current assets ..............................................                                      26                   22
------------------------------------------------------------------------------------------------------------------------------------
      Total current assets ...........................................                                   1,631                1,388
Investments and long-term receivables ................................                                   1,264                1,143
Properties (b) .......................................................                                   5,980                5,276
Deferred income taxes ................................................                                      16                   23
Other assets .........................................................                                      76                  122
------------------------------------------------------------------------------------------------------------------------------------
      Total assets ...................................................                               $   8,967            $   7,952
------------------------------------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity
Current liabilities
   Accounts payable ..................................................                               $     979            $     709
   Taxes payable .....................................................                                     192                  260
   Interest payable ..................................................                                      62                   52
   Current portion of environmental liabilities ......................                                     100                  142
   Other current liabilities .........................................                                     226                  213
------------------------------------------------------------------------------------------------------------------------------------
      Total current liabilities ......................................                                   1,559                1,376
Long-term debt .......................................................                                   2,853                2,558
Deferred income taxes ................................................                                     230                  132
Accrued abandonment, restoration and environmental liabilities .......                                     567                  622
Other deferred credits and liabilities ...............................                                     620                  514
Minority interests ...................................................                                     432                   26

Company-obligated mandatorily redeemable convertible preferred
   securities of a subsidiary trust holding solely parent debentures .                                     522                  522

Common stock ($1 par value) ..........................................                                     253                  252
     Shares authorized:  750,000 (in thousands)  (c)
Capital in excess of par value .......................................                                     493                  460
Unearned portion of restricted stock issued ..........................                                     (20)                 (24)
Retained earnings ....................................................                                   1,902                1,959
Accumulated other comprehensive income (loss) ........................                                     (33)                 (34)
Treasury stock - at cost  (d) ........................................                                    (411)                (411)
------------------------------------------------------------------------------------------------------------------------------------
      Total stockholders' equity .....................................                                   2,184                2,202
------------------------------------------------------------------------------------------------------------------------------------
         Total liabilities and stockholders' equity ..................                               $   8,967            $   7,952
------------------------------------------------------------------------------------------------------------------------------------

(a)  Unaudited
(b)  Net of accumulated depreciation .................................                               $  10,535            $  10,193
(c)  Number of shares outstanding (in thousands) .....................                                 242,441              241,378
(d)  Number of shares (in thousands) .................................                                  10,623               10,623

CONSOLIDATED CASH FLOWS                                                                                           UNOCAL CORPORATION
(Unaudited)

                                                                                                            For the Twelve Months
                                                                                                              Ended December 31
                                                                                                      ------------------------------
Millions of dollars                                                                                       1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
Net earnings (loss) ..................................................                                 $   137              $   130
Adjustments to reconcile net earnings to
   net cash provided by operating activities
      Depreciation, depletion and amortization .......................                                     833                  867
      Dry hole costs .................................................                                     148                  184
      Deferred income taxes ..........................................                                     (58)                 (72)
      (Gain) loss on sales of assets (pre-tax) .......................                                     (14)                (211)
      (Gain) loss on disposal of discontinued operations(pre-tax).....                                     (39)                  --
      Other ..........................................................                                    (117)                  35
      Working capital and other changes related to operations
         Accounts and notes receivable ...............................                                    (173)                  42
         Inventories .................................................                                      --                   (7)
         Accounts payable ............................................                                     234                  (76)
         Taxes payable ...............................................                                     (68)                 134
         Other .......................................................                                     143                  (23)
------------------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) operating activities ......                                   1,026                1,003
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
   Capital expenditures (include dry hole costs) .....................                                  (1,171)              (1,704)
   Acquisition of Northrock Resources Ltd. ...........................                                    (205)                --
   Proceeds from sales of assets .....................................                                     238                  435
------------------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) investing activities ......                                  (1,138)              (1,269)
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
   Long-term borrowings ..............................................                                     862                  891
   Reduction of long-term debt .......................................                                    (718)                (472)
   Dividends paid on common stock ....................................                                    (194)                (193)
   Repurchases of common stock .......................................                                    --                    (48)
   Minority interests ................................................                                     233                  (10)
   Other .............................................................                                      23                   (2)
------------------------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in) financing activities .........                                     206                  166
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash and cash equivalents .....................                                      94                 (100)
Cash and cash equivalents at beginning of year .......................                                     238                  338
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period ...........................                                 $   332              $   238
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED EARNINGS                                                                                             UNOCAL CORPORATION
(Unaudited)

                                                                                For the Three Months           For the Twelve Months
                                                                                  Ended December 31              Ended December 31
                                                                              ------------------------------------------------------
Millions of dollars except per share amounts                                     1999           1998            1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Earnings (loss) from continuing operations ...........................           $  71          $ (33)         $ 113          $  93
Earnings (loss) from discontinued operations .........................              26              4             24             37
------------------------------------------------------------------------------------------------------------------------------------
    Net earnings (loss) ..............................................           $  97          $ (29)         $ 137          $ 130
Less:  Special items
    Continuing operations
            Asset Sales ..............................................              --             18            (10)           120
            Asset write-downs ........................................             (12)           (65)           (12)           (65)
            Deferred tax adjustments .................................              --             (8)            --            (29)
            Net environmental and litigation provision ...............              (5)           (30)           (19)          (101)
            Insurance Benefits .......................................              16             45             16             56
            Restructuring costs.......................................              --            (17)           (11)           (17)
   Discontinued operations
         Agricultural Products
            Kenai Plant accident .....................................              --             --             (6)            --
         Refining & Marketing
           Tosco settlement net of adjustments .......................              21             --             21             --
------------------------------------------------------------------------------------------------------------------------------------
   Total special items ...............................................           $  20          $ (57)         $ (21)         $ (36)
------------------------------------------------------------------------------------------------------------------------------------
     Adjusted net earnings ...........................................           $  77          $  28          $ 158          $ 166
====================================================================================================================================
Diluted net earnings (loss) per share:
     Continuing operations ...........................................           $0.29          $(0.14)        $0.46          $0.39
     Discontinued operations .........................................            0.11            0.02          0.10           0.15
------------------------------------------------------------------------------------------------------------------------------------
     Diluted net earnings (loss) per share ...........................           $0.40          $(0.12)        $0.56          $0.54
------------------------------------------------------------------------------------------------------------------------------------
Diluted adjusted net earnings per share ..............................           $0.32          $ 0.11         $0.65          $0.68
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED EARNINGS BY BUSINESS SEGMENT
(After-tax)(Unaudited)

                                                                For the Three Months     For the Twelve Months
                                                                 Ended December 31         Ended December 31
                                                              ------------------------------------------------
Millions of dollars                                                 1999         1998       1999         1998
--------------------------------------------------------------------------------------------------------------
Exploration & Production
   United States
      Spirit Energy 76 (a) ...................................      $  26       $ (11)      $  50      $    4
      Alaska .................................................         20           3          36          18
   International
      Far East ...............................................         57          68         222         215
      Other (a) ..............................................          9          (2)        (12)        (47)
Global Trade
   Global Trade ..............................................          1           8          (2)         21
   Pipelines .................................................         16          18          62          62
Geothermal and Power Operations ..............................          7           8          38          52
Carbon & Minerals (a) ........................................          1           2          23          25
Corporate and Unallocated
   New Ventures (Non E&P) ....................................         (5)         (6)        (14)        (22)
   Administrative & General ..................................        (16)        (21)        (81)        (79)
   Interest Expense - Net (a) ................................        (37)        (30)       (138)       (113)
   Environmental & Litigation ................................         (2)         (3)        (10)        (11)
   Other .....................................................         (5)        (10)        (25)          4
--------------------------------------------------------------------------------------------------------------
Adjusted earnings from continuing operations .................         72          24         149         129

Adjusted earnings from discontinued operations ...............          5           4           9          37
--------------------------------------------------------------------------------------------------------------
Adjusted net earnings ........................................      $  77       $  28     $   158      $  166

(a) Includes minority interest of:
      Spirit Energy 76 .......................................         (4)         --         (11)         (1)
      International - Other ..................................         (3)         --          (5)         --
      Carbon & Minerals ......................................         --          --          (2)         (3)
      Corporate and Unallocated ..............................         (1)         --           2          --

OPERATING HIGHLIGHTS                                                                                              UNOCAL CORPORATION
(Unaudited)
                                                                                  For the Three Months       For the Twelve Months
                                                                                    Ended December 31          Ended December 31
                                                                                ----------------------------------------------------
                                                                                   1999           1998            1999          1998
------------------------------------------------------------------------------------------------------------------------------------
United States Net Daily Production
Crude oil (thousand barrels daily)
   Spirit Energy 76 ..................................................               41             42              40            44
   Alaska ............................................................               28             29              27            29
Natural gas - wet basis (million cubic feet daily)
   Spirit Energy 76 ..................................................              722            798             747           795
   Alaska ............................................................              154            147             133           133
United States Average Prices (a)
Crude oil (per barrel)
   Spirit Energy 76 ..................................................        $   21.90      $   11.00       $   16.65       $ 12.41
   Alaska ............................................................        $   18.35      $    8.78       $   13.05       $  9.35
Natural gas (per mcf)
   Spirit Energy 76 ..................................................        $    2.41      $    2.05       $    2.17       $  2.07
   Alaska ............................................................        $    1.20      $    1.20       $    1.20       $  1.33
------------------------------------------------------------------------------------------------------------------------------------

International Net Daily Production (b)
Crude oil (thousand barrels daily)
   Far East ..........................................................               76             72              73            80
   Other (c) .........................................................               35             27              35            31
Natural gas (million cubic feet daily)
   Far East ..........................................................              825            857             847           853
   Other (c) .........................................................              158             26             109            45
International Average Prices (a)
Crude oil (per barrel)
   Far East ..........................................................        $   20.08      $   11.00       $   15.38       $ 12.55
   Other .............................................................        $   20.33      $    9.66       $   15.78       $ 10.73
Natural gas (per mcf)
   Far East ..........................................................        $    2.22      $    1.95       $    2.03       $  2.06
   Other .............................................................        $    2.44      $    2.40       $    2.27       $  2.29
------------------------------------------------------------------------------------------------------------------------------------

Worldwide Net Daily Production (b)(c)
Crude oil (thousand barrels daily) ...................................              180            170             175           184
Natural gas (per mcf) ................................................            1,859          1,828           1,836         1,826
Worldwide Average Prices (a)
Crude oil (per barrel) ...............................................        $   20.34      $   10.37       $   15.38       $ 11.67
Natural gas (per mcf) ................................................        $    2.22      $    1.96       $    2.04       $  2.01
------------------------------------------------------------------------------------------------------------------------------------

(a) average prices include hedging gains and losses, but exclude other Global Trade margins.

(b) production includes certain host countries' shares of:       Crude oil           27              9              24            10
                                                                 Natural gas         75             67              82            49

(c) production includes 100% of Northrock Resources Ltd. :       Crude oil            6              -               5             -
                                                                 Natural gas        104              -              69             -